SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (D)
of the Securities Exchange Act of 1934

July 15, 2003
Date of Report (date of earliest event reported)

Reliability Incorporated
(Exact name of Registrant as Specified in Its Charter)

Texas
(State or Other Jurisdiction of Incorporation)

0-7092 (Commission File Number)	75-0868913 (IRS Employer Identification No.)

16400 Park Row Post Office Box 218370 Houston, Texas (Address of Principal Executive Offices)	77218-8370 (Zip Code)

281-492-0550
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address if Changed Since Last Report)

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Items 9 and 12.	Regulation FD Disclosure.

On July 15, 2003 Reliability Incorporated issued a press release announcing earnings for the quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reliability Incorporated (Registrant)
Date: July 15, 2003	By:/s/ James Harwell James Harwell Executive Vice President and Acting Chief Financial Officer

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Exhibit Index

Exhibit Number	Description
99.1	Press release dated July 15, 2003

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